                                  EXHIBIT 10.21

     MEMORANDUM OF UNDERSTANDING DATED FEBRUARY 27, 1997 BETWEEN THE COMPANY
                         AND NOKIA TELECOMMUNICATIONS OY


CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED PORTIONS ARE MARKED WITH AN *.


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[COHERENT LOGO]                                                         NTEC0297

MEMORANDUM OF UNDERSTANDING

----------------------------------------
TABLE 1 - NOKIA PRICING
----------------------------------------
                CHANNEL        CHANNEL
                PRICE $        VOLUMES
----------------------------------------
  1997             *              *
  1998             *              *
  1999             *              *
----------------------------------------

Based upon the estimated volumes as specified in Table 1 Coherent agrees to the above pricing to be effective immediately. In addition to this the following items were agreed in principal and will be finalised in an amendment to Agreement No. H7810/92 no later than April 4th 1997.

1. Coherent has received Nokias best estimate to purchase the volume requirements for 1997, 1998 and 1999, a total of * channels.

2.    The Products to be supplied are the NIEC, IDEC2X and/or EC2X.

3. The NIEC will be supplied with no further modifications to the specification, until * .

      The EC2X will be released to Production * for shipments expected * . In accordance with the PDA all * Beta units will be shipped * for which payment shall be made in full.

4. The IDEC2X Product Specification will be the same as that for the NIEC but with the EC5 ASICs replaced by the HDRP and the additional feature specification as described in Attachment A. If the future software and hardware options are required by Nokia then these are to be agreed and the relevant prices for these additional features will be agreed.

      An NRE charge of * is payable for the development of the IDEC2X, payable in three installments in accordance with the following milestones:

      Signing of the PDA - not later than end of April 4th 1997

      Delivery of * Beta units * at a cost of * per unit.

      Delivery of first Production Units * .


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
[COHERENT LOGO]                                                         NTEC0297


5. Both parties agree to include a statement in the amendment to Agreement No. H7810/92 to the effect that based upon the volume requirements contained herein, Nokia will not source an alternative product for the applications for which Coherent are already supplying Product.

6.    Delivery Times - Agreement No. H7810/92

      Clause 2.7.2

      Each month Nokia will provide a forecast for * with an Authorisation to Manufacture covering * . This commitment to deliver is based upon the following:

                  * weeks firm
                  * weeks         * of the volume can be rescheduled up to *
                  * weeks         * of the volume can be rescheduled up to *

      This clause replaces 2.8.1.

7.    Payment Terms

      Payment terms as specified in Nokia's Netting Payment System will become affective during 1997. Payments will be made within * maximum. Until such change the current payment terms will remain effective.

      For new orders the invoicing shall be as follows to reflect the charge for a Software Licence:

            Hardware                     Software Licence (ILS-NIEC)
            --------                     ---------------------------

            NIEC and IDEX2X                         *
            EC2X                                    *

      ILS-NIECx is a Software Fee and Licence to use. Each order for Hardware must be accompanied by an order for an equal number of Software Licences which will be invoiced at the same time.


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[COHERENT LOGO]                                                         NTEC0297

      MEMORANDUM OF UNDERSTANDING FOR PROPOSED AMENDMENTS TO AGREEMENT NO. H7810/92

      In Witness Whereof, the Parties have agreed these minutes and both parties do hereby sign in Espoo on 26th February, 1997.



      SIGNED FOR AND ON BEHALF OF           SIGNED FOR AND ON BEHALF OF

      NOKIA TELECOMMUNICATIONS OY           COHERENT COMMUNICATIONS
                                            SYSTEMS CORPORATION


      /s/_____________________________      /s/_____________________________
      Erkki Sipila                          Miles Pratt


      /s/_____________________________      /s/_____________________________
      Vesa Sarkikangas                      Simon Taylor


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
ATTACHMENT A                                                            NIECO297


DIFFERENCE/NEW FEATURE              COMMENTS
----------------------              --------

         * The * to be used for echo cancellation on the EC2X/IDEC2X is intended to have * that will eliminate the need for * that was used on the NIEC. However, * will still be provided so that * may be replaced.

PERFORMANCE MONITORING              PERFORMANCE MONITORING
(new features)

                                    * The EC2X/IDEC2X shall provide * of the circuit on a * basis under Motherboard/EC2X/IDE2X communications interface command.

                                    * The EC2X/IDEC2X shall provide * of the circuit on a * basis under Motherboard/EC2X/IDE2X communications interface command.

                                    * The EC2X/IDEC2X shall provide * of the circuit * on a * basis under Motherboard/EC2X/IDE2X communications interface command.

                                    * The EC2X/IDEC2X shall provide * of the circuit * on a * basis under Motherboard/EC2X/IDE2X communications interface command.

                                    Note: * provides the "hooks" for providing
                                    * .

                                    * The EC2X/IDEC2X shall report * on a *
                                    basis under Motherboard/EC2X/IDEC2X
                                    communications interface command.

         *
(New future software and
Hardware option)
                                    The IDEC2X shall provide for the facility for * implementation as a future software and hardware option. The * implementation platform (hardware) shall support a total * of * .

         *
(New future software option)
                                    The EC2X shall provide for the facility for
                                    * implementation as a future software
                                    option.